UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2019

Date of reporting period:	March 1, 2018 — August 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Floating Rate Income Fund

Semiannual report
8 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 18

Consider these risks before investing: The value of securities in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including changing perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

October 11, 2018

Dear Fellow Shareholder:

During 2018, we have seen conditions for global financial markets begin to move in different directions. The S&P 500 Index rose to a record high during the summer after a choppy start in January and February. International stocks have lagged behind, however, due in part to uncertainty surrounding U.S. trade policy and interest rates. In addition, fixed-income markets have faced new headwinds as the Federal Reserve has continued its path of normalizing policy. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* These returns are from 8/31/04 to 8/31/18 because only data from the month-end following the fund’s inception (8/4/04) is available.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Floating Rate Income Fund

Paul is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Paul, what was the market environment like for high-yield bank loans during the reporting period?

Loans delivered modest, coupon-driven returns throughout the six-month period. For the period as a whole, loans gained 2.14%, as measured by the S&P/LSTA Leveraged Loan Index, performing in line with high-yield bonds, but outperforming the broad investment-grade fixed-income market.

On a year-to-date basis, despite bouts of volatility, bank loans and high-yield bonds have been relative bright spots in an otherwise weak period for fixed income. Both high-yield loans and bonds benefited from a strengthening U.S. economy, growth in corporate profits, and a decidedly positive tone in business confidence.

As the period began, loans were relatively immune to the volatility that hampered stocks and credit in February and March, and the asset class posted modestly positive returns in both months.

In April, the U.S. unemployment rate fell to 3.9%, its lowest level since December 2000. This development, coupled with oil prices that approached $70 per barrel, added to

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

investor unease about inflation. Reflecting this concern, the yield on the benchmark 10-year U.S. Treasury reached 3% late in the month, its highest level in more than four years, and began to weigh on investor risk appetite. Against this backdrop, loan prices rose during the first half of April, then gave back some of that gain in the second half of the month.

Loans posted modest gains in May and June, as volatility rose across stocks, corporate bonds, and Treasuries. Investor concerns about global trade were at the forefront of market turbulence, particularly in June.

The asset class posted its strongest monthly performance of the period in July. Trade talks between the United States and Europe, along with strong earnings reports, sparked a rally in credit and stocks.

In August, loans finished the period on a positive note, bolstered by a robust 4.2% annualized growth rate for U.S. gross domestic product in the second quarter of 2018. Notably, as of period-end, the asset class had registered gains in 25 of the preceding 26 months.

For the six-month period, gains were broad-based across industries, with only one cohort — broadcasting — posting a negative return. The top-performing groups were retail (+5%), metals & mining (+4%), and transportation (+4%). Besides broadcasting, other lagging cohorts included consumer products and automotive, with each returning about 1%. From a credit-quality perspective, lower-quality loans delivered the best returns, reflecting continued strong demand for the highest-yielding securities.

The fund modestly lagged the benchmark and performed in line with the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Looking back over the fund’s history, during periods when lower-quality loans have led the market — as was the case this period — the fund has generated solid absolute returns but has tended to lag the benchmark.

At the sector/industry level, overall positioning in gaming, lodging & leisure, security selection in chemicals, and overweight exposure to housing aided the fund’s relative performance. Conversely, selection in automotive, along with lower-than-benchmark allocations to health care and technology, dampened performance versus the benchmark.

In terms of individual holdings, not owning underperforming index members Checkout Holding and Serta Simmons Holdings proved advantageous. Checkout Holding, formerly known as Catalina Marketing, produces grocery store coupons and other retail promotional materials. We thought the firm’s financial performance was deteriorating and the risk/reward potential of its loans was unattractive. Serta Simmons Holdings is the parent company of Simmons Bedding, a manufacturer of mattresses and related bedding products.

An overweight position in Solenis International, a provider of water treatment solutions, also contributed versus the benchmark.

On the downside, an overweight position in American Tire Distributors worked against relative performance. Loans of the independent tire supplier declined sharply after Goodyear Tire & Rubber announced it would no longer purchase tires from the firm. Goodyear’s decision came on the heels of its announcement of a joint distribution venture with Bridgestone Americas, another former American Tire customer. We sold the fund’s position during the period.

Floating Rate Income Fund 7

Holdings in stock photography provider Getty Images and packaging company Reynolds Group Holdings also detracted this period.

What is your outlook for the bank-loan market over the coming months?

We think the loan market continues to be supported by a favorable fundamental backdrop, led by a strong labor market and increasing wages for employees.

U.S. corporate profits rose sharply in 2018’s second quarter, boosted by large tax cuts and stronger economic growth than initially reported. The Commerce Department reported that its broadest measure of after-tax profits across the United States rose 16.1% in the quarter ended June 30 from a year earlier, the largest year-over-year gain in six years.

Given the stimulus provided by a lower corporate tax rate, along with generally positive sentiment across companies, we think growth for both the U.S. economy and corporate earnings is likely to remain strong for the remainder of 2018 and into 2019.

With the exception of specific issuers in certain parts of the market, defaults remained generally subdued. As of period-end, the loan default rate was 1.92%, which is below the long-term average. As long as the fundamental backdrop remains supportive, we think defaults can remain low.

From a valuation perspective, loan credit spreads — the yield advantage loans offer over comparable-maturity Treasuries — continued to compress during the period. However, we believe valuation remains reasonably attractive relative to longer-term historical averages, given the current fundamental environment. That said, we think most of the fund’s return for the foreseeable future is likely to come from coupon income. The good news in that regard is that a higher three-month London Interbank Offered Rate [LIBOR] — a key pricing benchmark for loans —has helped boost the current income level of existing loans, despite tighter credit spreads.

Overall, we continue to have an optimistic outlook. The loan market recently surpassed $1 trillion, and we think its growth is likely to continue. In our view, an expanding market

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

should provide the fund with more investment opportunities and would allow us to broaden the portfolio’s diversification.

How are you positioning the fund in light of this outlook?

From a credit-quality perspective, the fund was roughly equally weighted versus the benchmark in higher-quality, BB-rated bonds, and underweight in B-rated credits. We also had overweight exposure to select CCC-rated bonds where we had high conviction in the issuer’s prospects.

At the industry level, we favored gaming, lodging & leisure, and housing. Conversely, we had lower-than-benchmark exposure to transportation, food & beverages, health care, technology, consumer products, and automotive.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.62%	47.82%	3.99%	16.84%	3.16%	12.03%	3.86%	4.30%	1.81%
After sales charge	3.55	46.34	3.88	15.67	2.96	10.91	3.51	3.26	0.79
Class B (9/7/04)
Before CDSC	3.33	44.47	3.75	15.54	2.93	11.35	3.65	3.97	1.71
After CDSC	3.33	44.47	3.75	15.54	2.93	11.35	3.65	2.97	0.71
Class C (9/7/04)
Before CDSC	3.07	36.97	3.20	12.53	2.39	9.53	3.08	3.40	1.43
After CDSC	3.07	36.97	3.20	12.53	2.39	9.53	3.08	2.40	0.43
Class M (9/7/04)
Before sales charge	3.52	46.65	3.90	16.41	3.09	11.86	3.81	4.13	1.78
After sales charge	3.46	45.55	3.82	15.54	2.93	11.02	3.55	3.35	1.02
Class R (9/7/04)
Net asset value	3.35	44.00	3.71	15.25	2.88	11.19	3.60	3.92	1.68
Class R6 (5/22/18)
Net asset value	3.85	51.52	4.24	18.15	3.39	12.85	4.11	4.42	1.80
Class Y (10/4/05)
Net asset value	3.86	51.55	4.25	18.18	3.40	12.87	4.12	4.44	1.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the

10 Floating Rate Income Fund

historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 8/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P/LSTA Leveraged
Loan Index (LLI)*	4.82%	69.29%	5.41%	21.90%	4.04%	15.27%	4.85%	4.88%	2.14%
Lipper Loan
Participation Funds	3.78	52.47	4.29	17.66	3.30	12.89	4.12	4.18	1.74
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* These returns are from 8/31/04 to 8/31/18 because only data from the month-end following the fund’s inception (8/4/04) is available.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/18, there were 239, 231, 208, 171, 81, and 30 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.184025		$0.175305	$0.151664	$0.181781		$0.173189	$0.112929	$0.194944
Capital gains	—		—	—	—		—	—	—
Total	$0.184025		$0.175305	$0.151664	$0.181781		$0.173189	$0.112929	$0.194944
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
2/28/18	$8.62	$8.71	$8.61	$8.61	$8.61	$8.68	$8.61	—	$8.63
5/22/18*	—	—	—	—	—	—	—	$8.62	—
8/31/18	8.59	8.68	8.58	8.58	8.58	8.64	8.58	8.59	8.59
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	3.94%	3.90%	3.76%	3.27%	3.89%	3.87%	3.72%	4.24%	4.16%
Current 30-day
SEC yield[2]	N/A	4.15	4.00	3.45	N/A	4.12	3.95	4.54	4.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Floating Rate Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.63%	58.37%	4.70%	17.03%	3.20%	13.22%	4.23%	4.23%	1.84%
After sales charge	3.55	56.79	4.60	15.86	2.99	12.09	3.88	3.19	0.82
Class B (9/7/04)
Before CDSC	3.34	54.83	4.47	15.86	2.99	12.67	4.06	4.02	1.86
After CDSC	3.34	54.83	4.47	15.86	2.99	12.67	4.06	3.02	0.86
Class C (9/7/04)
Before CDSC	3.08	46.75	3.91	12.71	2.42	10.70	3.45	3.33	1.46
After CDSC	3.08	46.75	3.91	12.71	2.42	10.70	3.45	2.33	0.46
Class M (9/7/04)
Before sales charge	3.53	57.32	4.64	16.74	3.14	13.05	4.17	4.17	1.82
After sales charge	3.48	56.14	4.56	15.86	2.99	12.20	3.91	3.39	1.05
Class R (9/7/04)
Net asset value	3.37	54.46	4.44	15.58	2.94	12.50	4.01	3.97	1.72
Class R6 (5/22/18)
Net asset value	3.87	62.34	4.96	18.49	3.45	14.05	4.48	4.47	1.96
Class Y (10/4/05)
Net asset value	3.87	62.37	4.97	18.51	3.45	14.07	4.49	4.49	1.97

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/18	1.02%	1.22%	1.77%	1.07%	1.27%	0.68%*	0.77%
Annualized expense ratio for the
six-month period ended 8/31/18	1.02%	1.22%	1.77%	1.07%	1.27%	0.68%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

12 Floating Rate Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 3/1/18 to 8/31/18. For a new class, the expenses shown are for the period from the inception date of the class to 8/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.19	$6.20	$8.99	$5.44	$6.46	$1.91‡	$3.92
Ending value (after expenses)	$1,018.10	$1,017.10	$1,014.30	$1,017.80	$1,016.80	$1,009.70	$1,018.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 8/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 3/1/18 to 8/31/18, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/18, use the following calculation method. To find the value of your investment on 3/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.19	$6.21	$9.00	$5.45	$6.46	$3.47	$3.92
Ending value (after expenses)	$1,020.06	$1,019.06	$1,016.28	$1,019.81	$1,018.80	$1,021.78	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 8/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

14 Floating Rate Income Fund

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

16 Floating Rate Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least June 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

Floating Rate Income Fund 17

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

18 Floating Rate Income Fund

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 228, 203 and 162 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Floating Rate Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Floating Rate Income Fund

The fund’s portfolio 8/31/18 (Unaudited)

	Principal
SENIOR LOANS (84.0%)*c	amount	Value
Automotive (0.8%)
Navistar Financial Corp. Owner Trust bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 5.88% 7/30/25	$1,000,000	$1,002,500
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.58%, 11/6/24	5,142,155	5,148,583
		6,151,083
Basic materials (0.7%)
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/28/26	1,935,000	1,857,600
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/28/25	3,446,363	3,414,053
		5,271,653
Broadcasting (2.4%)
CBS Radio, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD
3 Month + 2.75%), 4.816%, 11/17/24	3,025,257	2,991,223
iHeartCommunications, Inc. bank term loan FRN Ser. D, (BBA
LIBOR USD 3 Month + 6.75%), 8.826%, 1/30/19 (In default) †	7,105,000	5,296,188
Townsquare Media, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.076%, 4/1/22	2,645,925	2,645,925
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 1/27/24	1,944,702	1,947,943
Univision Communications, Inc. bank term loan FRN Ser. C5, (BBA
LIBOR USD 3 Month + 2.75%), 4.826%, 3/15/24	5,741,003	5,510,467
		18,391,746
Building materials (1.7%)
American Builders & Contractors Supply Co., Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.312%, 10/31/23	2,972,475	2,957,951
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	4,861,271	4,887,605
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 6.082%, 7/24/24	4,963,744	4,839,650
		12,685,206
Capital goods (8.7%)
Advanced Disposal Services, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.25%), 4.207%, 11/10/23	3,605,495	3,610,813
Berry Global Group, Inc. bank term loan FRN Ser. Q, (BBA LIBOR
USD 3 Month + 2.00%), 4.186%, 10/1/22	2,794,875	2,794,875
Berry Global Group, Inc. bank term loan FRN Ser. R, (BBA LIBOR
USD 3 Month + 2.00%), 4.186%, 1/19/24	987,500	987,500
Blount International, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 6.331%, 4/12/23	995,000	996,866
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.581%, 4/3/24	5,477,238	5,448,712
CD&R Waterworks Merger Sub, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.307%, 8/1/24	3,473,750	3,484,605
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.312%, 3/29/25	2,992,500	3,000,517
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.084%, 3/31/24	5,058,725	5,082,754
GFL Environmental, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.75%), 5.105%, 5/31/25 (Canada) U	546,961	543,885

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (84.0%)*c cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.105%, 5/31/25	$4,403,039	$4,378,272
Manitowac Foodservice, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.826%, 3/3/23	2,787,718	2,803,399
RBS Global, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.065%, 8/21/24	2,485,000	2,491,213
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.826%, 2/5/23	3,160,946	3,169,209
Terex Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 2.00%),
3.956%, 1/31/24	2,962,500	2,964,968
Thermon Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.832%, 10/30/24	2,237,500	2,245,891
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	5,147,100	4,864,812
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.50%), 4.576%, 5/14/25	3,939,669	3,930,529
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.853%, 6/9/23	3,447,355	3,441,081
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.313%, 11/15/23	5,400,882	5,407,633
Wrangler Buyer Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.08%, 9/28/24	4,975,000	4,990,547
		66,638,081
Chemicals (3.5%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 5.334%, 1/31/24	4,957,481	4,961,611
KMG Chemicals, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.826%, 6/15/24	3,489,775	3,494,138
MacDermid, Inc. bank term loan FRN Ser. B6, (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 6/7/23	1,539,383	1,542,270
MacDermid, Inc. bank term loan FRN Ser. B7, (BBA LIBOR USD
3 Month + 2.50%), 4.576%, 6/7/20	1,390,333	1,393,809
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.576%, 2/8/25	2,623,434	2,625,074
Solenis International LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.311%, 12/26/23	3,000,000	3,008,400
Trinseo Materials Operating SCA bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.00%), 4.321%, 9/6/24 (Luxembourg)	2,441,550	2,440,940
Tronox Blocked Borrower, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 5.076%, 9/22/24	1,203,256	1,206,766
Tronox Pigments Holland BV bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 5.076%, 9/22/24	2,776,744	2,784,844
Univar USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.326%, 7/1/24	3,384,246	3,392,706
		26,850,558
Commercial and consumer services (1.7%)
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.80%, 5/26/24	1,883,030	1,885,971
Iron Mountain, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 4.036%, 1/2/26	2,992,500	2,947,613

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.0%)*c cont.	amount	Value
Commercial and consumer services cont.
Prime Security Services Borrower, LLC bank term loan FRN Class B,
(BBA LIBOR USD 3 Month + 2.75%), 4.826%, 5/2/22	$2,955,169	$2,963,017
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 3.984%, 2/22/24	995,000	995,933
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.50%), 4.589%, 3/16/25	3,978,571	3,975,257
		12,767,791
Communication services (7.4%)
Altice SA bank term loan FRN Ser. B12, (BBA LIBOR USD 3 Month
+ 3.69%), 5.751%, 1/31/26	1,985,000	1,907,254
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.326%, 7/28/25	3,955,050	3,942,690
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.576%, 8/4/25	2,297,000	2,365,910
Asurion, LLC bank term loan FRN Ser. B6, (BBA LIBOR USD 3 Month
+ 3.00%), 5.076%, 11/3/23	2,348,845	2,353,738
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 5.076%, 11/3/24	1,750,000	1,753,437
CenturyLink, Inc. bank term loan FRN Ser. B, 4.826%, 1/31/25	4,975,000	4,914,887
Charter Communications Operating, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.08%, 4/30/25	4,213,825	4,214,263
Cogeco Communications USA II LP bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.38%), 4.451%, 8/2/24	3,482,500	3,472,342
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.314%, 6/15/25	3,751,290	3,736,053
Frontier Communications Corp. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.75%), 5.83%, 6/15/24	2,984,925	2,880,452
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA
LIBOR USD 3 Month + 3.75%), 5.815%, 11/27/23	3,789,628	3,803,839
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4, (BBA
LIBOR USD 3 Month + 4.50%), 6.565%, 1/2/24	2,000,000	2,096,000
SFR Group SA bank term loan FRN Ser. B11, (BBA LIBOR USD
3 Month + 2.75%), 4.825%, 7/18/25	4,932,538	4,682,828
Sprint Communications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.50%), 4.625%, 2/2/24	6,413,788	6,413,788
Virgin Media Bristol, LLC bank term loan FRN Ser. K, (BBA LIBOR
USD 3 Month + 2.50%), 4.563%, 1/15/26	2,500,000	2,498,438
WideOpenWest Finance, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.31%, 8/19/23	4,931,484	4,795,869
		55,831,788
Communications equipment (1.4%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.313%, 12/15/24	6,228,700	6,268,601
CommScope, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.076%, 12/29/22	1,556,000	1,563,780
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.818%, 6/1/25	3,000,000	2,994,375
		10,826,756

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (84.0%)*c cont.	amount	Value
Computers (4.0%)
Dell International, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.08%, 9/7/23	$6,695,804	$6,691,298
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	5,518,664	5,486,761
Solera, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.756%, 3/3/23	4,900,646	4,894,094
SS&C European Holdings Sarl bank term loan FRN Ser. B4, (BBA
LIBOR USD 3 Month + 2.25%), 4.517%, 4/16/25	1,486,407	1,487,104
SS&C Technologies, Inc. bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 2.25%), 4.517%, 4/16/25	3,904,720	3,906,552
SS&C Technologies, Inc. bank term loan FRN Ser. B5, (BBA LIBOR
USD 3 Month + 2.50%), 4.822%, 4/16/25	1,000,000	1,000,208
Syniverse Holdings, Inc. bank term loan FRN Ser. 1L, (BBA LIBOR
USD 3 Month + 5.00%), 7.067%, 3/9/23	2,992,500	2,964,071
Syniverse Holdings, Inc. bank term loan FRN Ser. 2L, (BBA LIBOR
USD 3 Month + 9.00%), 11.067%, 3/11/24	1,250,000	1,209,375
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 4.093%, 4/29/23	3,027,413	3,025,251
		30,664,714
Construction (3.5%)
ATS Consolidated, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 7.75%), 9.706%, 2/28/26	1,000,000	1,017,500
ATS Consolidated, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 5.706%, 2/28/25	3,491,250	3,508,706
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.321%, 1/2/25	4,987,500	4,960,782
Builders FirstSource, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.334%, 2/29/24	4,747,610	4,734,754
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 10/25/23	3,558,875	3,329,772
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 6.087%, 4/12/25	2,000,000	2,005,834
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.826%, 11/15/23	6,247,590	6,237,438
Verra Mobility Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 6.097%, 3/1/25	500,000	502,500
		26,297,286
Consumer staples (5.7%)
1011778 BC ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.326%, 2/17/24	3,932,145	3,928,870
Albertson’s, LLC bank term loan FRN Ser. B5, (BBA LIBOR USD
3 Month + 3.00%), 4.305%, 12/21/22	2,000,000	1,994,688
BJ’s Wholesale Club, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.338%, 2/3/24	3,938,724	3,943,647
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.596%, 6/21/24	5,840,468	5,868,046
CEC Entertainment, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.326%, 2/14/21	4,569,190	4,295,856
Diamond (BC) BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 5.076%, 9/6/24	5,572,000	5,453,595

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.0%)*c cont.	amount	Value
Consumer staples cont.
KFC Holding Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.827%, 4/3/25	$4,912,937	$4,909,100
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.81%, 9/7/23	3,939,457	2,935,715
Sigma US Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.057%, 7/2/25	2,000,000	1,995,000
Weight Watchers International bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.75%), 7.049%, 11/29/24	3,900,000	3,940,950
WKI Holding Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 6.343%, 5/2/24	1,994,962	1,955,063
Zep, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.334%, 8/8/24	1,985,000	1,898,156
		43,118,686
Electronics (0.9%)
Microchip Technology, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.00%), 4.319%, 5/29/25	3,575,000	3,567,553
TTM Technologies, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 4.581%, 9/28/24	3,343,610	3,345,004
		6,912,557
Energy (6.0%)
Apergy Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.625%, 5/9/25	2,000,000	2,005,834
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 8.58%, 3/30/23	308,333	308,911
BCP Renaissance Parent, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.842%, 10/31/24	3,000,000	3,008,436
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 10.38%), 12.44%, 12/31/21	1,000,000	1,102,500
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.816%, 11/17/22	3,815,000	3,878,585
Chesapeake Energy Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 7.50%), 9.576%, 8/23/21	4,383,000	4,569,278
Delek US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.702%, 3/30/25	1,995,000	1,999,156
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.326%, 6/30/24	3,960,000	3,831,300
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.826%, 4/16/21	652,790	652,790
HFOTCO, LLC bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 2.75%), 5.09%, 6/26/25	1,980,000	1,981,238
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	3,068,871	2,946,116
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.079%, 5/25/25	4,000,000	3,980,000
Lucid Energy Group II Borrower, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.077%, 2/18/25	1,995,000	1,961,749
Medallion Midland Acquisition, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.326%, 10/30/24	4,975,000	4,923,175
MEG Energy Corp. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.50%), 4.75%, 12/31/23	996,746	997,072

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (84.0%)*c cont.	amount	Value
Energy cont.
Murray Energy Corp. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 7.25%), 9.344%, 4/17/20	$2,455,384	$2,295,784
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.267%, 2/28/25	3,843,250	3,756,777
Traverse Midstream Partners, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 6.34%, 9/27/24	915,000	918,289
		45,116,990
Entertainment (2.4%)
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.30%, 2/28/25	6,169,538	6,142,971
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.75%), 5.112%, 9/18/24	3,917,072	3,877,902
Delta 2 (Lux) Sarl bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.27%, 2/1/24	2,318,289	2,300,179
Metro-Goldwyn-Mayer, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 4.58 6/28/25	3,000,000	3,000,000
Nai Entertainment Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.50%), 4.58%, 5/8/25	2,000,000	1,998,750
VGD Merger Sub, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 7.50%), 9.576%, 8/18/24	720,000	726,300
		18,046,102
Financials (5.2%)
Alliant Holdings Intermediate, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 5.358%, 5/10/25	4,616,125	4,614,071
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 8.08%, 3/24/25	2,282,173	2,316,406
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 4.58%, 3/24/24	1,819,966	1,818,828
ESH Hospitality, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.369%, 8/30/23	3,877,892	3,870,888
Freedom Mortgage Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 7.036%, 2/23/22	4,359,375	4,381,172
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.362%, 4/25/25	3,750,000	3,745,050
iStar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.829%, 6/28/23	2,155,561	2,152,867
LPL Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.484%, 9/21/24	4,453,844	4,455,701
USI, Inc./NY bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 5.334%, 5/16/24	5,294,988	5,280,649
VGD Merger Sub, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.25%), 4.50%, 8/18/23	2,549,588	2,559,148
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.067%, 12/22/24	4,137,955	4,135,654
		39,330,434
Forest products and packaging (1.4%)
Caraustar Industries, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 5.50%), 7.834%, 3/9/22	4,935,025	4,962,168
Flex Acquisition Co., Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.751%, 6/22/25	3,000,000	3,000,936

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.0%)*c cont.	amount	Value
Forest products and packaging cont.
Trident TPI Holdings, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.326%, 10/5/24	$2,440,119	$2,430,969
		10,394,073
Gaming and lottery (4.3%)
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.207%, 9/15/23	2,734,707	2,747,098
CBAC Borrower, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.00%), 6.076%, 7/7/24	1,985,000	1,987,978
Eldorado Resorts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.409%, 4/17/24	1,989,380	1,996,840
Gateway Casinos & Entertainment, Ltd. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.071%, 3/13/25	1,750,000	1,757,292
Golden Nugget, Inc./NV bank term loan FRN (BBA LIBOR USD
3 Month + 2.75%), 4.822%, 10/4/23	4,590,621	4,603,373
Greektown Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.826%, 4/25/24	4,950,000	4,943,813
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.539%, 8/14/24	6,774,750	6,756,595
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.831%, 7/10/25	4,000,000	4,028,556
Yonkers Racing Corp. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.25%), 5.33%, 5/31/24	3,926,463	3,936,279
		32,757,824
Health care (7.0%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.25%), 6.327%, 9/26/24	497,500	493,520
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.321%, 4/28/22	5,265,920	5,160,601
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.834%, 4/21/24	3,898,287	3,553,289
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.081%, 6/1/25	5,021,438	5,037,129
CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
(BBA LIBOR USD 3 Month + 3.25%), 5.563%, 1/27/21	4,249,769	4,190,153
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 4.207%, 1/31/25	3,950,000	3,963,165
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 4.786%, 8/18/22	6,157,228	6,148,676
Kinetic Concepts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.285%, 2/3/24	4,722,300	4,736,467
Multiplan, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.084%, 6/7/23	4,981,671	4,975,444
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.568%, 6/1/25	6,248,321	6,243,441
Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.334%, 5/15/22	4,863,438	4,871,949
West Street Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.826%, 9/27/24	3,970,000	3,965,038
		53,338,872

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (84.0%)*c cont.	amount	Value
Leisure (0.3%)
Steinway Musical Instruments, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 5.814%, 2/15/25	$1,995,000	$1,995,000
		1,995,000
Lodging/Tourism (2.1%)
Caesars Resort Collection, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 4.826%, 12/22/24	4,975,000	4,988,328
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 5.826%, 9/2/23	4,708,817	4,682,330
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2, (BBA
LIBOR USD 3 Month + 2.15%), 4.098%, 10/25/23	2,093,608	2,099,627
MGM Growth Properties Operating Partnership LP bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.076%, 3/25/25	3,932,500	3,930,392
		15,700,677
Media (0.5%)
Getty Images, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.576%, 10/18/19	—	—
Lions Gate Capital Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.25%), 4.498%, 3/24/25	3,491,250	3,482,522
		3,482,522
Metals (1.6%)
Big River Steel, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.334%, 8/23/23	992,500	1,001,805
TMS International Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.036%, 8/14/24	4,855,036	4,867,173
Zekelman Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.582%, 6/14/21	6,402,627	6,402,627
		12,271,605
Publishing (0.5%)
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 1/31/25	3,439,189	3,447,309
		3,447,309
Retail (2.9%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.082%, 7/2/22	2,293,563	1,883,588
Bass Pro Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.076%, 9/25/24	3,970,000	4,001,760
J. Crew Group, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.22%), 4.514%, 3/5/21	1,669,142	1,499,620
JC Penney Corp., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 6.567%, 6/23/23	2,850,000	2,583,702
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	2,000,000	1,975,000
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	2,823,313	2,828,607
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.33%, 10/25/20	1,842,750	1,711,124
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 5.09%, 3/11/22	1,989,717	1,698,365

28 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.0%)*c cont.	amount	Value
Retail cont.
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.50%), 10.576%, 3/19/21	$1,474,820	$1,426,888
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.50%), 6.576%, 3/19/20	2,416,134	2,364,791
		21,973,445
Software (2.6%)
Almonde, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 7.25%), 9.326%, 6/13/25	2,000,000	1,961,000
Almonde, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.50%), 5.576%, 6/16/24	1,887,093	1,878,208
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.587%, 4/30/25	3,500,000	3,497,085
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.826%, 2/1/22	4,973,712	4,975,064
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.593%, 11/1/24	1,498,000	1,533,578
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.222%, 11/1/23	4,499,249	4,506,776
RP Crown Parent, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.087%, 10/12/23	1,496,203	1,499,195
		19,850,906
Technology services (2.3%)
Banff Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 6.562%, 6/28/25	4,250,000	4,251,275
CCC Information Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 6.75%), 8.826%, 3/31/25	1,608,000	1,617,548
CCC Information Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 5.08%, 3/30/24	2,217,963	2,215,745
First Data Corp. bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.066%, 4/26/24	3,935,739	3,928,852
First Data Corp. bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.066%, 7/10/22	821,111	819,674
Tempo Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.076%, 5/1/24	4,316,400	4,325,033
		17,158,127
Utilities and power (2.5%)
Calpine Construction Finance Co. LP bank term loan FRN (BBA
LIBOR USD 3 Month + 2.50%), 4.576%, 1/15/25	4,280,366	4,281,257
Energy Transfer Equity LP bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 4.065%, 2/2/24	2,750,000	2,744,844
NRG Energy, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.972%, 6/30/23	4,152,595	4,146,781
Vistra Operations Co., LLC bank term loan FRN Ser. B1, (BBA LIBOR
USD 3 Month + 2.00%), 4.076%, 8/4/23	4,331,824	4,322,346
Vistra Operations Co., LLC bank term loan FRN Ser. B2, (BBA LIBOR
USD 3 Month + 2.25%), 4.326%, 12/14/23	2,462,500	2,462,059
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 2.00%), 4.064%, 12/1/25	773,000	771,309
		18,728,596
Total senior loans (cost $636,073,568)		$636,000,387

Floating Rate Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (10.4%)*	amount	Value
Basic materials (0.4%)
ArcelorMittal SA sr. unsec. unsub. notes 5.50%, 3/1/21 (France)	$2,000,000	$2,072,780
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	1,000,000	1,023,000
		3,095,780
Capital goods (1.0%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	686,000	720,300
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	1,400,000	1,543,500
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	1,550,000	1,647,495
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	1,665,000	1,710,788
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN (BBA LIBOR USD
3 Month + 3.50%), 5.839%, 7/15/21	1,945,000	1,966,881
		7,588,964
Communication services (1.2%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	1,840,000	1,936,600
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 3.986%, 2/1/24	2,000,000	2,044,806
DISH DBS Corp. company guaranty sr. unsec. notes
5.875%, 7/15/22	2,000,000	1,920,000
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 8/15/22	1,550,000	1,565,500
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	1,500,000	1,533,750
		9,000,656
Consumer cyclicals (1.0%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,000,000	1,003,750
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	2,545,000	2,634,075
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.75%, 8/15/20	2,000,000	1,975,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	1,926,000	1,921,185
		7,534,010
Consumer staples (0.3%)
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 3.161%, 8/10/22	2,000,000	2,002,290
		2,002,290
Energy (0.9%)
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	1,000,000	1,016,250
Chesapeake Energy Corp. company guaranty sr. unsec. FRN (BBA
LIBOR USD 3 Month + 3.25%), 5.589%, 4/15/19	975,000	975,000
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	1,900,000	1,999,750
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	1,000,000	1,022,500
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	1,500,000	1,548,750
		6,562,250

30 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (10.4%)* cont.	amount	Value
Financials (3.6%)
Ally Financial, Inc. sr. unsec. unsub. notes 4.625%, 5/19/22	$1,600,000	$1,610,000
Bank of America Corp. sr. unsec. FRN Ser. MTN, (BBA LIBOR USD
3 Month + 0.77%), 3.111%, 2/5/26	2,000,000	1,969,498
Barclays PLC sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 2.11%), 4.451%, 8/10/21 (United Kingdom)	2,000,000	2,078,214
CIT Group, Inc. sr. unsec. unsub. notes 4.125%, 3/9/21	1,000,000	1,003,750
Citigroup, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.43%),
3.751%, 9/1/23	3,000,000	3,067,388
CNO Financial Group, Inc. sr. unsec. unsub. notes 4.50%, 5/30/20	1,000,000	1,012,500
Credit Suisse Group AG 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 1.24%), 3.566%, 6/12/24 (Switzerland)	1,374,000	1,380,715
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRB Ser. GMTN,
(BBA LIBOR USD 3 Month + 1.75%), 4.089%, 10/28/27	3,000,000	3,098,881
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	1,200,000	1,220,640
iStar, Inc. sr. unsec. unsub. notes 4.625%, 9/15/20 R	1,000,000	995,000
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	3,000,000	3,063,750
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN (BBA
LIBOR USD 3 Month + 1.06%), 3.393%, 9/13/21 (Japan)	3,000,000	3,047,688
Morgan Stanley sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR USD
3 Month + 1.40%), 3.742%, 10/24/23	2,080,000	2,135,952
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRN (BBA
LIBOR USD 3 Month + 1.55%), 3.885%, 6/25/24 (United Kingdom)	2,000,000	2,014,672
		27,698,648
Health care (1.3%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	2,000,000	2,070,000
CVS Health Corp. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 0.72%), 3.047%, 3/9/21	3,000,000	3,025,828
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	3,000,000	3,116,250
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 2.20%, 7/21/21 (Netherlands)	2,300,000	2,151,072
		10,363,150
Technology (0.3%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	2,000,000	—
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	770,000	776,984
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	351,000	355,552
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	1,000,000	1,097,500
		2,230,036
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. notes 4.00%, 3/15/21	1,000,000	1,002,700
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. FRN (BBA
LIBOR USD 3 Month + 1.28%), 3.619%, 1/15/23	2,000,000	2,038,941
		3,041,641
Total corporate bonds and notes (cost $78,859,939)		$79,117,425

Floating Rate Income Fund 31

COMMON STOCKS (0.2%)*	Shares	Value
Avaya Holdings Corp. †	35,575	$831,032
Caesars Entertainment Corp. †	26,362	268,892
CHC Group, LLC (acquired 3/23/17, cost $125,976) (Cayman Islands) † ∆∆	8,688	62,988
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	78,580
Tribune Media Co. Class 1C	591,290	206,951
Total common stocks (cost $1,158,655)		$1,448,443

	Principal
CONVERTIBLE BONDS AND NOTES (0.1%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20,
(acquired 2/2/17, cost $341,839) (Cayman Islands) ∆∆	$446,795	$446,795
Total convertible bonds and notes (cost $360,139)		$446,795

SHORT-TERM INVESTMENTS (5.9%)*	Shares	Value
Putnam Short Term Investment Fund 2.16% L	44,468,453	$44,468,453
Total short-term investments (cost $44,468,453)		$44,468,453

TOTAL INVESTMENTS
Total investments (cost $760,920,754)		$761,481,503

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2018 through August 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $757,357,131.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $509,783, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

32 Floating Rate Income Fund

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$268,892	$206,951	$—
Energy	—	62,988	—
Technology	831,032	—	—
Utilities and power	—	78,580	—
Total common stocks	1,099,924	348,519	—

Convertible bonds and notes	—	446,795	—
Corporate bonds and notes	—	79,117,425	—
Senior loans	—	636,000,387	—
Short-term investments	44,468,453	—	—
Totals by level	$45,568,377	$715,913,126	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of assets and liabilities 8/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $716,452,301)	$717,013,050
Affiliated issuers (identified cost $44,468,453) (Notes 1 and 5)	44,468,453
Cash	2,165,304
Interest and other receivables	5,083,441
Receivable for shares of the fund sold	1,463,069
Receivable for investments sold	7,072,469
Prepaid assets	86,596
Total assets	777,352,382

LIABILITIES
Payable for investments purchased	13,657,191
Payable for shares of the fund repurchased	5,092,604
Payable for compensation of Manager (Note 2)	363,542
Payable for custodian fees (Note 2)	11,439
Payable for investor servicing fees (Note 2)	180,501
Payable for Trustee compensation and expenses (Note 2)	140,414
Payable for administrative services (Note 2)	2,973
Payable for distribution fees (Note 2)	226,963
Distributions payable to shareholders	195,521
Other accrued expenses	124,103
Total liabilities	19,995,251

Net assets	$757,357,131

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$793,362,373
Undistributed net investment income (Note 1)	1,620,137
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(38,186,128)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	560,749
Total — Representing net assets applicable to capital shares outstanding	$757,357,131

(Continued on next page)

34 Floating Rate Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($363,520,694 divided by 42,341,737 shares)	$8.59
Offering price per class A share (100/99.00 of $8.59)*	$8.68
Net asset value and offering price per class B share ($10,843,940 divided by 1,263,954 shares)**	$8.58
Net asset value and offering price per class C share ($75,531,359 divided by 8,805,470 shares)**	$8.58
Net asset value and redemption price per class M share ($4,614,803 divided by 537,794 shares)	$8.58
Offering price per class M share (100/99.25 of $8.58)*	$8.64
Net asset value, offering price and redemption price per class R share
($645,846 divided by 75,259 shares)	$8.58
Net asset value, offering price and redemption price per class R6 share
($3,551,400 divided by 413,269 shares)	$8.59
Net asset value, offering price and redemption price per class Y share
($298,649,089 divided by 34,754,275 shares)	$8.59

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of operations Six months ended 8/31/18 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $5,731) (including interest income of $463,033 from investments
in affiliated issuers) (Note 5)	$21,166,924
Total investment income	21,166,924

EXPENSES
Compensation of Manager (Note 2)	2,179,527
Investor servicing fees (Note 2)	544,425
Custodian fees (Note 2)	13,617
Trustee compensation and expenses (Note 2)	21,913
Distribution fees (Note 2)	902,016
Administrative services (Note 2)	8,642
Other	216,918
Total expenses	3,887,058
Expense reduction (Note 2)	(8,320)
Net expenses	3,878,738

Net investment income	17,288,186

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(5,763,982)
Total net realized loss	(5,763,982)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	1,759,603
Total change in net unrealized appreciation	1,759,603

Net loss on investments	(4,004,379)

Net increase in net assets resulting from operations	$13,283,807

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/18*	Year ended 2/28/18
Operations
Net investment income	$17,288,186	$31,417,599
Net realized loss on investments
and foreign currency transactions	(5,763,982)	(1,644,008)
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,759,603	(195,260)
Net increase in net assets resulting from operations	13,283,807	29,578,331
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,750,360)	(13,291,466)
Class B	(237,997)	(519,167)
Class C	(1,391,737)	(2,907,776)
Class M	(102,040)	(164,326)
Class R	(10,856)	(16,937)
Class R6	(35,049)	—
Class Y	(6,777,236)	(14,209,207)
Decrease from capital share transactions (Note 4)	(8,755,870)	(48,153,555)
Total decrease in net assets	(11,777,338)	(49,684,103)

NET ASSETS
Beginning of period	769,134,469	818,818,572
End of period (including undistributed net investment
income of $1,620,137 and $637,226, respectively)	$757,357,131	$769,134,469

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
August 31, 2018**	$8.62	.19	(.04)	.15	(.18)	—	(.18)	—	$8.59	1.81*	$363,521	.51*	2.24*	24*
February 28, 2018	8.63	.33	(.02)	.31	(.32)	—	(.32)	—	8.62	3.71	356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.40	338,129	1.03[e]	3.54[e]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64
Class B
August 31, 2018**	$8.61	.18	(.03)	.15	(.18)	—	(.18)	—	$8.58	1.71*	$10,844	.61*	2.13*	24*
February 28, 2018	8.63	.31	(.02)	.29	(.31)	—	(.31)	—	8.61	3.39	12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	—	8.63	10.18	16,461	1.23[e]	3.35[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64
Class C
August 31, 2018**	$8.61	.16	(.04)	.12	(.15)	—	(.15)	—	$8.58	1.43*	$75,531	.89 *	1.86*	24*
February 28, 2018	8.63	.26	(.02)	.24	(.26)	—	(.26)	—	8.61	2.82	90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	—	8.63	9.58	100,047	1.78[e]	2.80[e]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64
Class M
August 31, 2018**	$8.61	.19	(.04)	.15	(.18)	—	(.18)	—	$8.58	1.78*	$4,615	.54*	2.21*	24*
February 28, 2018	8.63	.32	(.02)	.30	(.32)	—	(.32)	—	8.61	3.54	5,080	1.07	3.74	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.35	4,095	1.08[e]	3.50[e]	49
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64
Class R
August 31, 2018**	$8.61	.18	(.04)	.14	(.17)	—	(.17)	—	$8.58	1.68*	$646	.64*	2.13*	24*
February 28, 2018	8.63	.30	(.02)	.28	(.30)	—	(.30)	—	8.61	3.33	510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	—	8.63	10.13	466	1.28[e]	3.32[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64
Class R6
August 31, 2018**†	$8.62	.13	(.05)	.08	(.11)	—	(.11)	—	$8.59	.97*	$3,551	.19*	1.45*	24*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund	Floating Rate Income Fund 39

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
August 31, 2018**	$8.63	.20	(.05)	.15	(.19)	—	(.19)	—	$8.59	1.82*	$298,649	.39*	2.36*	24*
February 28, 2018	8.64	.35	(.01)	.34	(.35)	—	(.35)	—	8.63	3.97	303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	—	8.64	10.67	359,621	.78[e]	3.78[e]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

40 Floating Rate Income Fund	Floating Rate Income Fund 41

Notes to financial statements 8/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2018 through August 31, 2018.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

42 Floating Rate Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

Floating Rate Income Fund 43

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either

44 Floating Rate Income Fund

short-term or long-term capital losses. At February 28, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$32,072,988	$32,072,988

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $761,269,909, resulting in gross unrealized appreciation and depreciation of $7,565,291 and $7,353,697, respectively, or net unrealized appreciation of $211,594.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.283% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Floating Rate Income Fund 45

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$260,106	Class R	388
Class B	8,383	Class R6	384
Class C	56,763	Class Y	214,935
Class M	3,466	Total	$544,425

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8,320 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $563, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$462,649
Class B	1.00%	0.45%	26,835
Class C	1.00%	1.00%	403,753
Class M	1.00%	0.30%	7,397
Class R	1.00%	0.50%	1,382
Total			$902,016

46 Floating Rate Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,364 and $22 from the sale of class A and class M shares, respectively, and received $1,384 and $166 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $26 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$176,354,019	$209,252,125
U.S. government securities (Long-term)	—	—
Total	$176,354,019	$209,252,125

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 8/31/18		YEAR ENDED 2/28/18
Class A	Shares	Amount	Shares	Amount
Shares sold	5,262,382	$45,271,204	14,725,317	$126,749,692
Shares issued in connection with
reinvestment of distributions	824,840	7,085,904	1,394,185	11,998,944
	6,087,222	52,357,108	16,119,502	138,748,636
Shares repurchased	(5,143,603)	(44,200,044)	(13,886,675)	(119,536,032)
Net increase	943,619	$8,157,064	2,232,827	$19,212,604

	SIX MONTHS ENDED 8/31/18		YEAR ENDED 2/28/18
Class B	Shares	Amount	Shares	Amount
Shares sold	26,696	$229,758	76,943	$662,585
Shares issued in connection with
reinvestment of distributions	26,201	224,929	55,739	479,521
	52,897	454,687	132,682	1,142,106
Shares repurchased	(259,457)	(2,229,071)	(570,062)	(4,904,629)
Net decrease	(206,560)	$(1,774,384)	(437,380)	$(3,762,523)

Floating Rate Income Fund 47

	SIX MONTHS ENDED 8/31/18		YEAR ENDED 2/28/18
Class C	Shares	Amount	Shares	Amount
Shares sold	817,279	$7,026,794	1,615,494	$13,905,166
Shares issued in connection with
reinvestment of distributions	149,075	1,279,823	307,695	2,646,842
	966,354	8,306,617	1,923,189	16,552,008
Shares repurchased	(2,666,157)	(22,932,950)	(3,015,160)	(25,936,249)
Net decrease	(1,699,803)	$(14,626,333)	(1,091,971)	$(9,384,241)

	SIX MONTHS ENDED 8/31/18		YEAR ENDED 2/28/18
Class M	Shares	Amount	Shares	Amount
Shares sold	12,533	$107,873	188,447	$1,618,381
Shares issued in connection with
reinvestment of distributions	11,155	95,779	17,340	149,239
	23,688	203,652	205,787	1,767,620
Shares repurchased	(75,554)	(648,747)	(90,613)	(779,781)
Net increase (decrease)	(51,866)	$(445,095)	115,174	$987,839

	SIX MONTHS ENDED 8/31/18		YEAR ENDED 2/28/18
Class R	Shares	Amount	Shares	Amount
Shares sold	16,669	$142,986	24,734	$213,123
Shares issued in connection with
reinvestment of distributions	1,183	10,157	1,647	14,171
	17,852	153,143	26,381	227,294
Shares repurchased	(1,766)	(15,138)	(21,227)	(182,668)
Net increase	16,086	$138,005	5,154	$44,626

			FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
			OPERATIONS) TO 8/31/18
Class R6			Shares	Amount
Shares sold			416,579	$3,587,509
Shares issued in connection with reinvestment of distributions			4,224	35,049
			420,803	3,622,558
Shares repurchased			(7,534)	(64,561)
Net increase			413,269	$3,557,997

	SIX MONTHS ENDED 8/31/18		YEAR ENDED 2/28/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,719,747	$57,840,761	15,274,538	$131,690,692
Shares issued in connection with
reinvestment of distributions	635,428	5,463,010	1,171,938	10,096,632
	7,355,175	63,303,771	16,446,476	141,787,324
Shares repurchased	(7,795,378)	(67,066,895)	(22,868,184)	(197,039,184)
Net decrease	(440,203)	$(3,763,124)	(6,421,708)	$(55,251,860)

48 Floating Rate Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/18	cost	proceeds	income	of 8/31/18
Short-term investments
Putnam Short Term
Investment Fund*	$33,195,697	$182,227,631	$170,954,875	$463,033	$44,468,453
Total Short-term
investments	$33,195,697	$182,227,631	$170,954,875	$463,033	$44,468,453

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $546,961, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments
GFL Environmental, Inc.	$546,961
Totals	$546,961

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	25,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

Floating Rate Income Fund 49

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$574	$574
Total	$574	$574

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

50 Floating Rate Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Emerging Markets Income Fund
Research Fund	Floating Rate Income Fund
Global Income Trust
Global Sector	Government Money Market Fund*
Global Consumer Fund	High Yield Fund
Global Financials Fund	Income Fund
Global Health Care Fund	Money Market Fund†
Global Industrials Fund	Mortgage Securities Fund
Global Natural Resources Fund	Short Duration Bond Fund
Global Sector Fund	Short Duration Income Fund
Global Technology Fund
Global Telecommunications Fund	Tax-free Income
Global Utilities Fund	AMT-Free Municipal Fund
Intermediate-Term Municipal Income Fund
Growth	Short-Term Municipal Income Fund
Growth Opportunities Fund	Tax Exempt Income Fund
International Growth Fund	Tax-Free High Yield Fund
Small Cap Growth Fund
Sustainable Future Fund	State tax-free income funds‡:
Sustainable Leaders Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Floating Rate Income Fund 51

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Floating Rate Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA096 312859 10/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 29, 2018